Exhibit 10.7

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2011)

Amendment Agreement

Related to Gasoil storage agreement dated 15 august 2009

Between

EuroTank Amsterdam BV

And

Vitol SA

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THIS AMENDMENT AGREEMENT is made on the 1st of February 2011.

BETWEEN:

1.	EuroTank Amsterdam BV., a company incorporated under the laws of The Netherlands with a registered office at Van Riebeeckhavenweg 9, 1041 AD Amsterdam, The Netherlands (“ETA”); and

2.	Vitol SA., a company incorporated under the laws of Switzerland with a registered office at Boulevard du Pont d’Arve 28, 1205 Geneva, Switzerland; (“Principal”)

together the “Parties”.

(A)	The Parties entered into a contract dated 15 August 2009 (the “Agreement”) relating to Gasoil storage and handling.

(B)	The Parties now wish to amend the terms of the Agreement as detailed below.

The Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

Words and expressions defined in the Agreement shall have the same meanings in this Amendment Agreement.

2.	AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the Agreement with effect from 1 January 2011 as follows:

(a)	By adjusting the rates in article 10 a-g with [***] % as agreed in article 12. Article 10 a-g is replaced by:

a.	Tank rental	€ [***]

Tank rental rate includes:

• Delivery from seagoing vessel and barge (minimum parcel size 500 Mt)

• Redelivery into seagoing vessel and barge (minimum parcel size 500 Mt)

• Storage during the period

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

• Standard customs documentation on ship’s departure at terminal (B/L, AAD, T1, timesheet and document receipt)

• [***] free throughputs in M3 at 15 CD per period of [***]

• Free pumping over within these contractual tanks up to [***] free throughputs in M3 at 15 CD per period of [***].

b.	Additional Throughput Surcharge, per M3 at 15 CD

Throughput over [***] times up to [***] times	€ [***]

Throughput over [***] times up to [***] times	€ [***]

Throughput over [***] times	€ [***]

Charged at the end of each Calendar year on the difference, expressed in M3 at 15 CD between the actual throughput and the free throughputs mentioned in paragraph 10 a.

c.	Surcharge for pumping over ex shore tank into shore tank, per M3 at 15 CD

Throughput over [***] times up to [***] times	€ [***]

Throughput over [***] times	€ [***]

Charged at the end of each Calendar year on the difference, expressed in M3 at 15 CD between the actual pumping over and the free pumping overs mentioned in paragraph 10 a.

d.	Homogenizing of shore tank, with a minimum of [***] hours, per hour € [***] I.e. circulation or blowing. Blowing is not possible on tanks with a floating roof.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

e.	Board-a-board Surcharge (BaB) per M3 at 15 CD	€ [***]

In case of support of third party, these costs will be charged to the Client plus [***]%.

f.	Handling of additives, per batch per tank	€ [***]

Circulation and/or homogenizing is charged as mentioned in 10 d. No storage facilities at the Company for additives.

In case of support of third party, these costs will be charged to the Client plus [***]%.

g.	Additional services	€ [***]

Supply of e.g. Certificate of Origin, EUR1, Form A, INF3, ATR

3.	AGREEMENT REMAINS IN FORCE

The Parties confirm that the Agreement shall continue in full force and effect as modified in accordance with the terms of this Amendment Agreement.

4.	ENTIRE AGREEMENT

This Amendment Agreement and the Agreement (as amended by this Amendment Agreement) together constitute the entire and only agreement between the Parties relating to Gasoil storage and handling contract dated 15 August 2009 and supersede any previous agreement whether written or oral between the Parties relating to the subject matter hereof and thereof. The Agreement and this Amendment Agreement shall be read and construed as one.

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***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Executed by the Parties in 2 originals on 01-02-11:

By EuroTank Amsterdam BV.	By Vitol SA

/S/ Frank Schaper	/S/ Kenya Matsumoto

/S/ Martine de Beer

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.